April 27, 2001

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

Re: Form 8-K
    Distribution Financial Services RV Trust 1999-3
    Registration No. 333-56303-03

On behalf of Distribution Financial Services RV Trust 1999-3 ("Registrant"), a Trust which was originated by Deutsche Recreational Asset Funding Corporation, a Nevada corporation, I am transmitting herewith for filing, pursuant to the requirements of the Securities and Exchange Commission's Electronic Data Gathering, Analysis and Retrieval System, Form 8-K.

Please send either confirmation or suspense notification to e:mail address pat.o-malley@db.com at your earliest convenience.

Sincerely,

/s/ Richard C. Goldman

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Commission File Number:  333-56303-03

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934.

April 15, 2001
(Date of earliest event reporting)

DISTRIBUTION FINANCIAL SERVICES RV TRUST 1999-3
(Exact name of registrant)

State of Organization - New York

I.R.S. Employer Identification Number: 91-1904587

Principal Executive Offices

c/o Wells Fargo Bank Minnesota, N.A.
Sixth and Marquette - N9311-161MAC
Minneapolis, Minnesota 55479
Telephone Number: 612-667-7987

Item 5.   Other Events.

A copy of the Monthly Payment Date Statement to Noteholders, as required by the Transfer and Servicing Agreement, is being filed as Exhibit 1 to this current report on Form 8-K.

Item 7.(c). Exhibits.

Exhibit
Number    Document Description

EX-1      Distribution Financial Services RV Trust 1999-3
          April 16, 2001 Payment Date Statement to Noteholders
          Per Section 5.08 of the Transfer and Servicing Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISTRIBUTION FINANCIAL SERVICES RV TRUST 1999-3


By:     Wells Fargo Bank Minnesota, N.A.
        Not in its individual capacity but solely as Owner Trustee


By:     Lori M. Swanell
Title:  Assistant Vice President
Date:   April 27, 2001



Exhibit 1
Distribution Financial Services RV Trust 1999-3
April 16, 2001 Payment Date Statement to Noteholders
Per Section 5.08 of the Transfer and Servicing Agreement

Beginning Pool Balance             269,309,120.26
Beginning Pool Factor                  0.71905695

Distribution Allocable to Principal on Notes
          Class           Prior Prin. Payments  $1000 of orig.prin.bal  Current Prin. Payments  $1000 of orig.prin.bal
           A-1                    $0.00                 0.0000000                   $0.00               0.0000000
           A-2                    $0.00                 0.0000000           $5,982,685.37              59.6276972
           A-3                    $0.00                 0.0000000                   $0.00               0.0000000
           A-4                    $0.00                 0.0000000                   $0.00               0.0000000
           A-5                    $0.00                 0.0000000                   $0.00               0.0000000
           A-6                    $0.00                 0.0000000                   $0.00               0.0000000
             B                    $0.00                 0.0000000                   $0.00               0.0000000
             C                    $0.00                 0.0000000                   $0.00               0.0000000

Distribution Allocable to Interest on Notes
      Class        Rate         Prior Prin. Payments      $1000 of orig.prin.bal  Current Prin. Payments  $1000 orig.prin.bal.
      A-1           5.32%                   $0.00                 0.0000000                   $0.00               0.0000000
      A-2           5.97%                   $0.00                 0.0000000             $110,703.84               1.1033532
      A-3           6.43%                   $0.00                 0.0000000             $259,718.42               5.3583334
      A-4           6.65%                   $0.00                 0.0000000             $479,952.67               5.5416667
      A-5           6.76%                   $0.00                 0.0000000             $211,728.83               5.6333332
      A-6           6.88%                   $0.00                 0.0000000             $314,456.13               5.7333333
        B           7.17%                   $0.00                 0.0000000              $55,943.93               5.9750005
        C           7.92%                   $0.00                 0.0000000              $49,440.60               6.6000000

Note Balance After Giving Effect to Principal Distribution
                    Class       Beginning Balance          Beg. Note Factor         Ending Balance         Ending Note Factor
                     A-1                    0.00                  0.0000000                   $0.00               0.0000000
                     A-2           22,252,029.06                  0.2217795          $16,269,343.69               0.1621518
                     A-3           48,470,000.00                  1.0000000          $48,470,000.00               1.0000000
                     A-4           86,608,000.00                  1.0000000          $86,608,000.00               1.0000000
                     A-5           37,585,000.00                  1.0000000          $37,585,000.00               1.0000000
                     A-6           54,847,000.00                  1.0000000          $54,847,000.00               1.0000000
                       B            9,363,000.00                  1.0000000           $9,363,000.00               1.0000000
                       C            7,491,000.00                  1.0000000           $7,491,000.00               1.0000000
Servicing Fee                                                                                                     $226,642.91
Servicing Fee Per $1,000 of Orig.Note                                                                               0.6051379

Realized Losses                                                                                                   $333,992.11

Reserve Account Balance                                                                                         $5,265,320.07

Payments Received with Respect to Receivables During Most Recently Ended Collection Period                      $7,680,627.07
Interest Payments Received                                                                                      $1,971,502.65
Scheduled Principal Payments Received                                                                           $1,846,375.73
Principal Prepayments Received                                                                                  $3,862,748.69

Distribution to Residual Interestholders                                                                                $0.00

Noteholders' Interest Carryover Shortfall                                                                               $0.00
Noteholders' Interest Carryover Shortfall Per $1,000 Note                                                           0.0000000

Aggregate Purchase Amounts for Receivables that were purchased in related Collection Period                             $0.00

Ending Pool Balance                                                                                           $263,266,003.73
Ending Pool Factor                                                                                                 0.70292175